                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   |X|
Filed by a party other than the Registrant   |_|

Check the appropriate box:



|_|    Preliminary proxy statement                                  |_|    Confidential, For Use of the Commission Only
                                                                           (as permitted by Rule 14a-6(e)(2))

|X|    Definitive proxy statement
|_|    Definitive additional materials

|_|    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               724 SOLUTIONS INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction.

-------------------------------------------------------------------------------


(5) Total fee paid:

-------------------------------------------------------------------------------

       |_|  Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

-------------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------

(3)    Filing Party:

-------------------------------------------------------------------------------


(4)    Date Filed:_____________________________________________________________

                               724 SOLUTIONS INC.

                          4101 YONGE STREET, 7TH FLOOR
                            TORONTO, ONTARIO, CANADA
                                     M2P 1N6

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                  NOTICE is hereby given that the Special Meeting of Shareholders of 724 SOLUTIONS INC. (the "Corporation") will be held at the Corporation's office at 1221 State Street, Santa Barbara, CA 93101, on Tuesday, June 29, 2004 at the hour of 9:00 a.m. (PST), for the following purposes:

        1. to consider and, if deemed advisable, pass, with or without variation, a resolution authorizing the Corporation to issue and sell certain secured convertible promissory notes in an aggregate principal amount of $8,000,000, reserve for issuance up to 3,973,605 common shares issuable upon the conversion of such notes and the interest payable thereon, and to issue those shares, in an amount which may be greater than 19.9% of our outstanding common shares as of the date of such issuance and which may be deemed to result in a change of control under applicable Nasdaq rules, and ratifying all such action, all as more particularly described under "Approval of the Private Placement Transactions" in the accompanying management information circular and proxy statement; and

        2. to transact such further and other business as may properly come before the meeting or any adjournment or adjournments thereof.

                  A copy of the Corporation's Management Information Circular and Proxy Statement and a form of proxy accompany this Notice.

DATED at Toronto, this 31st day of May, 2004.

                                       BY ORDER OF THE BOARD OF
                                       DIRECTORS

                                       /s/ Eric Lowy

                                       ERIC LOWY

                                       General Counsel and Corporate Secretary


NOTE: SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN, IN THE PRE-PAID ENVELOPE PROVIDED FOR THAT PURPOSE, THE FORM OF PROXY ACCOMPANYING THIS NOTICE. IN ORDER TO BE VOTED, PROXIES MUST BE RECEIVED BY THE CORPORATION, C/O ITS REGISTRAR AND TRANSFER AGENT, COMPUTERSHARE INVESTOR SERVICES INC., 100 UNIVERSITY AVENUE, 11TH FLOOR, TORONTO, ONTARIO, M5J 2Y1, ATTENTION: STOCK TRANSFER DEPARTMENT, BY NO LATER THAN 9:00 A.M. (EST) ON FRIDAY, JUNE 25, 2004 OR, IN THE CASE OF ANY ADJOURNMENT OF THE MEETING, BY NO LATER THAN 9:00 A.M. (EST) ON THE SECOND BUSINESS DAY IMMEDIATELY PRECEDING THE DATE OF SUCH ADJOURNED MEETING.

                                TABLE OF CONTENTS


SOLICITATION OF PROXIES.............................1

APPOINTMENT AND REVOCATION OF PROXIES...............1
   Non-Registered Holders...........................2
   Revocation.......................................3

EXERCISE OF DISCRETION BY PROXIES...................4

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF.........4
   Principal Shareholders Table.....................5

APPROVAL OF THE PRIVATE PLACEMENT TRANSACTIONS......7
   Background.......................................7
   Interests of Certain Persons in the Private
     Placement Transactions.........................7
   Percentage Ownership.............................8
   Summary of Private Placement Transactions........9
   Potential Dilution..............................10
   Reasons for the Private Placement Transactions..11
   Board of Director Approval......................11
   Vote Required...................................11

SHAREHOLDER PROPOSALS..............................12

AVAILABILITY OF CERTAIN DOCUMENTS..................12

INCORPORATION BY REFERENCE.........................12

APPROVAL BY BOARD OF DIRECTORS.....................13

               MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
                                 RELATING TO THE
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 29, 2004

                             SOLICITATION OF PROXIES

                  THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF 724 SOLUTIONS INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION (THE "MEETING") to be held on the 29th day of June, 2004, at the time and place and for the purposes set forth in the Notice of Meeting accompanying this Management Information Circular and Proxy Statement and at any adjournment or adjournments thereof. It is expected that the solicitation will be made primarily by mail. Proxies may also be solicited personally by our directors, officers or employees at nominal cost. The Corporation has retained, for a fee of approximately Cdn.$30,000 (approximately $21,802), the services of Georgeson Shareholder Communications Canada Inc. to assist it in the solicitation of proxies from the shareholders of the Corporation for the Meeting. The Corporation may also retain, and pay a fee to, one or more other professional proxy solicitation firms to solicit proxies from the shareholders of the Corporation. The cost of the solicitation will be borne by the Corporation. THE SOLICITATION OF PROXIES BY THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT IS BEING MADE BY OR ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. This Management Information Circular and Proxy Statement and the accompanying form of proxy are expected to be first mailed to shareholders on or about June 1, 2004.

                  UNLESS OTHERWISE INDICATED, INFORMATION CONTAINED HEREIN IS GIVEN AS OF MAY 1, 2004 AND ALL DOLLAR AMOUNTS HEREIN ARE STATED IN UNITED STATES DOLLARS. Management knows of no matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting. No representatives of our auditors, KPMG LLP, are expected to be present at the Meeting.

                      APPOINTMENT AND REVOCATION OF PROXIES

                  The persons named in the enclosed form of proxy are our directors and/or officers. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO ATTEND, ACT AND VOTE FOR HIM OR HER AND ON HIS OR HER BEHALF AT THE MEETING AND AT ANY ADJOURNMENTS THEREOF MAY DO SO EITHER BY INSERTING THAT PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY. Such other person need not be a shareholder of the Corporation.

                  The proxy must be signed by the shareholder, or by his or her attorney authorized in writing, as his or her name appears on our register of shareholders. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized. A proxy may also be signed by the shareholder or duly authorized attorney by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be).

                  To be valid, completed proxies must be delivered to us c/o Computershare Investor Services Inc., our Registrar and Transfer Agent, at 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention: Stock Transfer Department, or returning it by mail in the envelope provided for that purpose, in either case so that it is received by Computershare Investor Services Inc. at the above-noted office by no later than 9:00 a.m. (EST) on Friday, June 25, 2004, or, in the case of any adjournment of the

Meeting, by no later than 9:00 a.m. (EST) on the second business day immediately preceding the date of such adjourned meeting.

NON-REGISTERED HOLDERS

                  Only registered holders of Common Shares of the Corporation, or the persons they appoint as their proxies, are permitted to attend and vote at the meeting. However, in many cases, Common Shares of the Corporation beneficially owned by a holder (a "Non-Registered Holder") are registered either:

         (i) in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares. Intermediaries include banks, trust companies, securities dealers or brokers, and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

         (ii) in the name of a depository (such as The Canadian Depository for Securities Limited or "CDS").

                  In accordance with applicable securities laws, the Corporation has distributed copies of the notice of meeting, this Management Information Circular and Proxy Statement and the form of proxy (collectively, the "meeting materials") to CDS and intermediaries for onward distribution to Non-Registered Holders.

                  Intermediaries are required to forward meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Typically, intermediaries will use a service company (such as ADP Investor Communications ("ADP IC")) to forward the meeting materials to Non-Registered Holders. The Corporation is a "Participating Issuer" under ADP IC's Electronic Delivery Procedures. Non-Registered Holders who have enrolled in ADP IC's Electronic Delivery Procedures (at www.investordeliverycanada.com) will have received from ADP IC an e-mail notification that these meeting materials are available electronically at the Corporation's Web site, which notification includes a hyperlink to the page within the Corporation's Web site where these meeting materials can be viewed.

                  Non-Registered Holders who have not waived the right to receive meeting materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. Non-Registered Holders should follow the procedures set out below, depending on which type of form they receive.

                  Voting Instruction Form. In most cases, a Non-Registered Holder will receive, as part of the meeting materials, a voting instruction form. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Holder's behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form. Voting instruction forms sent by ADP IC in Canada permit the completion of the voting instruction form by telephone at 1-800-474-7493 or through the Internet at www.proxyvotecanada.com. Voting instruction forms sent by ADP in the United States permit the completion of the voting instruction form by telephone at 1-800-454-8683 and internet at www.proxyvote.com. Non-Registered Holders who have enrolled in ADP IC's Electronic Delivery Procedures will only be able to complete ADP IC's voting instruction form through the Internet, at www.proxyvoting.com. If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Holder's behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Holder.

                  Or

                  Form of Proxy. Less frequently, a Non-Registered Holder will receive, as part of the meeting materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Holder's behalf), the Non-Registered Holder must complete the form of proxy and deposit it with us c/o Computershare Investor Services Inc., at 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention: Stock Transfer Department as described above. If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Holder's behalf), the Non-Registered Holder must strike out the names of the persons named in the proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided.

NON-REGISTERED HOLDERS SHOULD FOLLOW THE INSTRUCTIONS ON THE FORMS THEY RECEIVE AND CONTACT THEIR INTERMEDIARIES PROMPTLY IF THEY NEED ASSISTANCE.

REVOCATION

                  In addition to revocation in any other manner permitted by law, a proxy given in connection with this solicitation may be revoked by completing and signing a proxy bearing a later date and depositing it with Computershare Investment Services Inc. as described above, or by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, or by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be) and either:

         (i) deposited at or transmitted to, by telephonic or electronic means, our registered office in Toronto at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used; or

         (ii) deposited with or transmitted to, by telephonic or electronic means, the chairman of the Meeting on the day of the Meeting, or any adjournments thereof.

                  Upon either of such deposits or transmittals, the proxy is revoked.

                  A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary at least seven days prior to the meeting.

                        EXERCISE OF DISCRETION BY PROXIES

                  The persons named in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed on any ballot that may be called for in accordance with the direction of the shareholders appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares shall be voted accordingly. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED FOR THE MATTER REFERRED TO IN ITEM (1) IN THE ACCOMPANYING FORM OF PROXY, ALL AS STATED UNDER THE APPROPRIATE HEADINGS IN THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT.

                  THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE OF THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT, MANAGEMENT OF THE CORPORATION KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO COME BEFORE THE MEETING. HOWEVER, IF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS NOT NOW KNOWN TO MANAGEMENT OF THE CORPORATION SHOULD PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXIES HEREBY SOLICITED WILL BE VOTED THEREON IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES.


                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

                  Our authorized capital consists of an unlimited number of preference shares, issuable in series, and an unlimited number of common shares ("Common Shares"). Our shareholders ("Shareholders") are entitled to exercise one vote in respect of each Common Share held. At all meetings of Shareholders, each Common Share entitles the registered holder thereof to one vote, which may be exercised in person or by proxy. Shares represented at the Meeting in person or by proxy will be counted toward the existence of a quorum notwithstanding their abstention or non-vote. Abstentions and non-votes will not be counted toward the total number of votes cast, in determining whether the proposal receives the necessary approval.

                  As of May 1, 2004, we had outstanding 5,983,349 Common Shares. No preference shares have been issued.

                  We have fixed May 25, 2004 as the record date (the "Record Date") for Shareholders entitled to receive notice of and vote at the Meeting. In accordance with the provisions of the CBCA, we have prepared a list of Shareholders as at the close of business on the Record Date. In accordance with the voting rights attaching to the Common Shares, each Shareholder named in the list will be entitled to vote the shares shown opposite his or her name on the said list. The failure of a Shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

                  To the knowledge of our directors and officers, as at May 14, 2004, the only Shareholders beneficially owning, directly or indirectly, or exercising control or direction over more than 5% of the Common Shares are set forth in the Principal Shareholders Table below. In addition, the table sets forth the beneficial ownership of each of our directors and each of our executive officers, as well as all of our directors and executive officers as a group. Percentage ownership is based upon 5,983,349 Common Shares outstanding as of May 14, 2004. For purposes of this table, the term "beneficial ownership" includes outstanding Common Shares, as well as Common Shares issuable upon exercise of vested options, and options that vest within 60 days of May 14, 2004.

                                                            NUMBER OF        PERCENT OF CLASS
                 NAME OF SHAREHOLDER                      COMMON SHARES
 ----------------------------------------------------  -------------------  -------------------
 Austin Ventures(1) (2)                                     1,645,799             23%
 300 West 6th Street, Suite 2300
 Austin, Texas 78701
 John J. Sims (3)                                             111,222              2%
 Glenn Barrett(4)                                               9,770               *
 James D. Dixon(5)                                              3,925               *
 Barry J. Reiter(6)                                             2,500               *
 Joseph  C. Aragona(7)                                      1,648,299             23%
 c/o Austin Ventures
 300 West 6th Street, Suite 2300
 Austin, TX 78701
 Alan Prenoveau(8)                                              4,193               *
 Russ Green(9)                                                 10,941               *
 Ian Giffen(10)                                                 1,250               *
 Terry Kramer                                                   2,500               *
 All directors and executive officers as a group
    (9 persons)                                         1,794,600(2)(11)          25%


Notes to Principal Shareholders Table:

     * -  Less than 1%

(1) Based upon a Schedule 13G amendment filed with the SEC, the Common Shares indicated as beneficially owned by Austin Ventures represent: (a) 465,942 Common Shares held by Austin Ventures VI, L.P.; and (b) 13,104 Common Shares held by Austin Ventures VI Affiliates Fund, L.P. The general partner of Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P. is AV Partners VI, L.P. The general partners of AV Partners VI, L.P. are Joseph Aragona, Kenneth DeAngelis, Jeffery Garvey, Ed Olkkola, John Thorton and Blaine Wesner, who may be deemed to have shared power to vote these shares. Each general partner disclaims beneficial ownership of the Common Shares held by the Austin Ventures funds except to the extent of his respective pecuniary interest therein. In addition to these shares: Mr. DeAngelis and DeAngelis, Ltd. (a limited partnership under the control of Mr. DeAngelis) own an additional 116 Common Shares; Mr. Garvey owns an additional 50 Common Shares; Mr. Olkkola and Rock Harbor (an entity controlled by Mr. Olkkola) own an additional 61 Common Shares; and Mr. Wesner owns an additional 106 Common Shares.

(2) Includes 1,166,753 Common Shares issuable upon the conversion of $3,044,641.95 aggregate principal amount of Notes.

(3) Includes 30,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004.

(4) Includes 9,750 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004.

(5) Includes 3,925 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004.

(6) Includes 2,500 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004.

(7) Includes 2,500 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004. The 1,645,799 Common Shares held by Austin Ventures may be deemed to be beneficially owned by Mr. Aragona due to his affiliation with these funds; however, Mr. Aragona disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(8) Consists of 4,193 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004.

(9) Includes 10,941 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004.

(10) Includes an aggregate of 1,250 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004.


(11) Includes an aggregate of 67,559 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from May 14, 2004.


                  As of May 1, 2004, approximately 128 of the holders of record of our Common Shares had addresses in the U.S. These holders owned 3,805,083 Common Shares, or approximately 63.6% of our total issued and outstanding Common Shares.

               APPROVAL OF THE PRIVATE PLACEMENT TRANSACTIONS

BACKGROUND

                  On May 14, 2004, the Corporation entered into a series of agreements, including a Secured Convertible Note Purchase Agreement (the "Purchase Agreement"), between the Corporation and its wholly owned subsidiary 724 Solutions Software Inc., and Austin Ventures VI, L.P. ("AV VI"), Austin Ventures VI Affiliates Fund, L.P. ("AV VI A"), and Austin Ventures VIII, L.P. ("AV VIII", collectively the "Lenders" or "Austin Ventures") in connection with the private placement of up to $8 million of Secured Convertible Promissory Notes (the "Notes") for cash. As a result of these agreements, the Corporation completed, or agreed to complete subject to the shareholder approval sought at the Meeting, the following transactions, which are collectively referred to as the "Private Placement Transactions":


           o On May 14, 2004, the Corporation issued to the Lenders, for cash, $3,044,641.95 aggregate principal amount of Notes, convertible into Common Shares (the "First Tranche"); and

           o The Corporation agreed to issue to the Lenders, for cash, an additional $4,955,358.05 aggregate principal amount of Notes, convertible into Common Shares, subject to shareholder approval (the "Second Tranche").

                  At the Meeting, shareholders will be asked to approve the issuance or making issuable by the Corporation on a private placement basis of up to 3,973,605 Common Shares (or 66% of the currently outstanding Common Shares) issuable upon the conversion of the Notes and the interest payable thereon, as required by the rules of the Toronto Stock Exchange (the "TSX"). Under the rules of the TSX the aggregate number of shares of a listed company which are issued or made subject to issuance by way of one or more private placement transactions during any particular six-month period must not exceed 25% of the number of shares outstanding prior to giving effect to the transactions, unless there has been shareholder approval of the transactions.

                  Approval of the Private Placement Transactions and the potential issuance of up to 3,973,605 Common Shares (or 66% of the currently outstanding Common Shares) issuable upon the conversion of the Notes and the interest payable thereon, is also sought in order to satisfy the shareholder approval requirements of The Nasdaq Stock Market ("Nasdaq"). Nasdaq Marketplace Rules require shareholder approval for any issuance of common shares or securities convertible into or exercisable for common shares when the issuance or potential issuance (i) may result in a change in control of the Corporation or (ii) will result in the issuance of securities at a per share price below the then current quoted bid price or book value per share and which (a) in the aggregate represent 20% or more of the value, or 20% or more of the voting power of the then outstanding common shares, or (b) are issued to our officers or directors.

                  If there is any downward adjustment to the conversion price of the Notes to less than $2.96 per share (the closing price on May 14, 2004) pursuant to the weighted average anti-dilution conversion adjustment of the Notes, the Lenders will have paid a price per share that is less than the quoted bid price per share of the Common Shares as of the date the agreements were executed. As a result of the foregoing, the Corporation is soliciting shareholder approval of the Private Placement Transactions.

INTERESTS OF CERTAIN PERSONS IN THE PRIVATE PLACEMENT TRANSACTIONS

                  Joseph C. Aragona is currently a member of our Board of Directors. He is also a general partner of AV Partners VI, L.P., which serves as the general partner of both AV VI and AV VI A. In addition, Mr. Aragona is a general partner of AV Partners VIII, L.P., which serves as the general partner of AV VIII. As a general partner of AVP VI and AVP VIII, Mr. Aragona may have a limited pecuniary interest in the Private Placement Transactions. Mr. Aragona did not participate in the deliberations or voting of our Board with respect to the approval of the Private Placement Transactions. References in this proxy statement to the approval of our Board relating to the Private Placement Transactions include all members of our Board except for Mr. Aragona.

                  As set forth in the Principal Shareholders Table included in this proxy statement, Austin Ventures is our largest beneficial shareholder. Assuming that all of the Notes are converted into Common Shares at the lowest possible conversion price on the maturity date, all accrued interest on the Notes is paid with Common Shares, and that no additional Common Shares are issued prior to the Second Tranche, Austin Ventures could be deemed to beneficially own up to 44.72% of the Corporation's issued and outstanding Common Shares, as more particularly described in the table set forth below. This ownership percentage represents a substantial interest in the Corporation. As a result, Austin Ventures could significantly influence any matter coming before the shareholders for a vote, including the election of directors, adoption or amendment of an equity compensation plan, or approval of a significant corporate transaction such as a merger, acquisition, or sale of all or substantially all of the Corporation's assets.

                  In addition to Austin Ventures' right to acquire Common Shares upon conversion of the Notes, the transaction agreements for the Private Placement Transactions provide Austin Ventures with certain additional rights, as more thoroughly described below. These additional rights include but are not limited to (i) the ability of Austin Ventures to purchase up to 49% of the Corporation's issued and outstanding Common Shares (whether through the conversion of the Notes or the acquisition of Common Shares from third parties) without triggering a "flip-in" event under the Corporation's Rights Plan dated as of February 10, 2003, (ii) the right to have a nominee of the Lenders appointed to serve as a director on the Corporation's Board, and (iii) the right to have two designees of the Lenders included on each slate of director nominees submitted by the Corporation to its shareholders in any election of directors.

SHAREHOLDERS ARE ENCOURAGED TO CAREFULLY REVIEW THE TRANSACTION AGREEMENTS, WHICH HAVE BEEN FILED AS EXHIBITS TO THE CORPORATION'S CURRENT REPORT ON FORM 8-K, DATED MAY 18, 2004.

PERCENTAGE OWNERSHIP

                  The following table indicates the beneficial ownership of the Corporation's voting securities held by Austin Ventures (1) after the First Tranche and (2) the maximum beneficial ownership of the Corporation's voting securities that could be held by Austin Ventures following the closing of the Second Tranche, assuming (a) all of the Notes are converted into Common Shares on the maturity date, (b) no additional Common Stock issuances prior to the Second Closing, (c) the lowest possible conversion price, and (d) all accrued interest on the Notes is paid with Common Shares:

                        BENEFICIAL OWNERSHIP INTEREST OF
                       AUSTIN VENTURES IN THE CORPORATION

                                              POST-FIRST TRANCHE(1)          POST-SECOND TRANCHE(2)
                                              -----------------------        ------------------------
Common shares held prior to closing of                       479,046                         479,046
First Tranche
Common shares issued for principal                      1,166,753(3)                       3,065,721
Common shares issued for compounded interest                       0                         482,336
Common shares issued for quarterly interest                        0                         425,547
disbursement
                                              -----------------------        ------------------------
Total                                                   1,645,799(4)                    4,452,650(5)

Total shares outstanding                                   7,150,102                       9,956,953
Potential number of shares to be issued as                    23.02%                          44.72%
percentage of shares outstanding(6)

------------------------------

(1) Assumes no shareholder approval of the transaction and that interest accrued on First Tranche loans is not converted into Common Shares.

(2) Assumes shareholder approval of the transaction and that interest accrued on First Tranche loans is converted into Common Shares.

(3) Assumes lowest possible conversion price on First Tranche loans.

(4) Of this number, AV VI will hold 7.79%, AV VI A will hold .22% and AV VIII will hold 91.99%.

(5) Assumes lowest possible conversion price on First Tranche and Second Tranche loans. Represents the aggregate ownership interest of Austin Ventures. Of this number, AV VI will hold 7.79%, AV VI A will hold .22% and AV VIII will hold 91.99%.

(6) Percentage ownership is determined by including shares exercisable currently or within 60 days following the date of this proxy statement upon conversion of the Notes, and excludes shares underlying warrants or convertible notes held by any person other than Austin Ventures, if any.

SUMMARY OF PRIVATE PLACEMENT TRANSACTIONS

                  Set forth below is a summary of the material terms of the Private Placement Transactions, which summary is qualified by reference to the full text of the underlying documents which have been filed as exhibits to the Corporation's Current Report on Form 8-K, dated May 18, 2004.

                  THE NOTES. Pursuant to the terms of the Purchase Agreement, on May 14, 2004, the Corporation issued and sold in a private placement transaction to the Lenders Notes in an aggregate principal amount of $3,044,641.95. Subject to obtaining shareholder approval of the Private Placement Transactions at the Meeting, the Corporation will issue an additional $4,955,358.05 aggregate principal amount of Notes in another private placement transaction to the Lenders. The closing of the Second Tranche will only occur if Shareholders approve the Private Placement Transactions at the Meeting.

                  The principal amounts of the Notes and, if the Private Placement Transactions are approved at the Meeting, all interest owing under the Notes, are convertible at the option of the Lenders into Common Shares at an initial conversion price of $3.07 per share. This conversion price was based on the 5-day volume weighted average trading price of the Corporation's Common Shares on the TSX for the five days prior to May 14, 2004. If the Corporation issues any Common Shares or securities convertible into Common Shares at a price that is less than the conversion price then in effect, then such conversion price shall be subject to a weighted average anti-dilution adjustment, whereby the conversion price will be reduced based on the weighted average price of the additional securities issued. The conversion price will not be lowered by more than 15% of the initial conversion price of $3.07.

                  The Notes have a 3-year term and accrue interest at a rate of 2.5% per quarter, of which 1.25% is payable in arrears at the beginning of each quarter and the remainder of which is due on maturity. Subject to obtaining shareholder approval of the Private Placement Transactions at the Meeting, the Corporation may satisfy its quarterly interest payments by issuing Common Shares to the Lenders valued at the conversion price then in effect so long as the five-day volume-weighted average trading price per share (expressed in U.S. dollars) for the Common Shares on the Toronto Stock Exchange exceeds the conversion price then in effect. The Notes are subject to customary events of default, including the failure to pay interest or principal, and specified types of bankruptcy events. Additional events of default include (a) the issuance of capital securities that, if not for the limitation at the end of the prior paragraph, would cause the conversion price of the notes to be lowered by more than 15% of the initial conversion price and (b) if we engage in specified types of merger or acquisition transactions. An event of default will also exist in the event of an entry of a judgment against us in excess of $250,000 or our default in the payment of such an amount. An event of default would require the Corporation to repay all amounts owing under the Notes.

                  SECURITY AGREEMENTS. The Corporation and its material subsidiaries granted the Lenders a blanket security interest in all of their assets to secure the timely payment and performance in full of all of the obligations under the Notes. The security interest ranks senior to all indebtedness of the Corporation other than fully-funded indebtedness of up to $1,500,000. Thus, if we are unable to timely meet our obligations under the Notes, the Lenders have the right to foreclose on all of our assets.

                  REGISTRATION RIGHTS. The Corporation granted the Lenders certain registration rights, pursuant to the terms and provisions of a registration rights agreement, to enable the resale of Common Shares issuable upon conversion of the Notes and the interest payable thereon and other Common Shares held by the Lenders. In accordance with the terms of the registration rights agreement, the Lenders may, at any time, require the Corporation to file a registration statement with the Securities Exchange Commission, registering these Common Shares. The registration rights agreement terminates on the earlier of May 14, 2009 and (ii) such time at which all Common Shares held by the Lenders can be sold in a single 3-month period pursuant to Rule 144 promulgated under the Securities Act of 1933.

                  BOARD REPRESENTATION. As part of the Private Placement Transactions, the Corporation agreed to increase its Board of Directors to seven directors, appoint a nominee of the Lenders to the Board of Directors and to include two nominees of Austin Ventures in any slate of directors submitted to shareholders for approval.

                  WAIVER OF SHAREHOLDER RIGHTS PLAN. The Corporation's Board of Directors also agreed to waive the terms of its shareholder rights plan such that the acquisition by Austin Ventures or its affiliates of up to 49% of the outstanding common shares (whether through the conversion of the Notes or the acquisition of common shares from third-parties) will not result in a flip-in event under the plan.

                  ADDITIONAL COVENANTS. The agreements impose several covenants upon the Corporation. Among other things, we must maintain our business and assets, pay our debts in the ordinary course, and comply with applicable laws. Subject to limited exceptions, such as our right to issue fully funded indebtedness of up to $1,500,000, we may not incur additional indebtedness, or create liens on our property. In addition, we may not pay dividends or redeem any of the shares of our capital stock.

POTENTIAL DILUTION

                  If the Private Placement Transactions are approved at the Meeting, the Corporation will complete the Second Tranche. The Corporation will have the flexibility to satisfy its quarterly interest payments by issuing Common Shares, assuming that the five-day volume-weighted average trading price of the Corporation's Common Shares on the TSX exceeds the conversion price for the five days prior to the applicable payment date. Assuming that the Corporation makes all interest payments in Common Shares and all Notes are converted into Common Shares at the lowest possible conversion price, Austin Ventures will hold, in the aggregate, 4,452,650 Common Shares (or 44.72% of the then-outstanding Common Shares, assuming no other Common Shares are issued), which may be deemed to result in a change of control under applicable Nasdaq rules.

                  The principal amount of the Notes and, if the Private Placement Transactions are approved at the Meeting, all interest owing under the Notes, is convertible at the option of the Lenders into Common Shares at an initial conversion price of $3.07 per share. In the event the Corporation issues, or is deemed to have issued, Common Shares at a price per share that is less than the conversion price then in effect (other than certain specified exempt issuances), then the conversion price shall be reduced to the weighted average of the purchase prices of the previously outstanding stock (including Common Shares issuable upon the conversion or exercise of outstanding convertible securities and stock options) and the newly-issued stock. However, the conversion price shall not be reduced by more than 15 percent, or to a conversion price of less than $2.61 per share.

REASONS FOR THE PRIVATE PLACEMENT TRANSACTIONS

                  The Board of Directors determined that the Corporation would be in an improved position to attract mobile operator customers worldwide if it were to raise additional capital. The Corporation intends to add the proceeds of the Private Placement Transactions to its existing cash reserves, which are used principally for sales and marketing, research and development and general corporate purposes.

BOARD OF DIRECTOR APPROVAL

                  In pursuing raising additional capital, the Corporation's Board of Directors adopted a governance procedure designed to fairly evaluate available financing alternatives and prevent a situation which creates, or gives the appearance of creating, any conflict of interest. The Corporation was presented with a number of financing alternatives and the Board of Directors evaluated each of these alternatives on its merits. The Board considered the Private Placement Transactions and acknowledged that one of its directors, Mr. Joseph Aragona, has an indirect interest in the Private Placement Transactions as a general partner of Austin Ventures, the manager of the Lenders (as described above under "Summary of Private Placement Transactions"), and through his ownership interest in the Lenders.

                  Mr. Aragona did not participate in any review or consideration of the Private Placement Transactions or the alternative financing offers that were canvassed. The terms of the Private Placement Transactions were heavily negotiated and the Corporation's position was improved through those negotiations. The Board of Directors of the Corporation (excluding Mr. Aragona), after careful consideration, determined that the business terms of the Private Placement Transactions maximized value to the Corporation's shareholders. In particular, all of the other financing alternatives reviewed by the Corporation involved potentially greater dilution to existing shareholders than the Private Placement Transactions. The Corporation's Board of Directors, excluding Mr. Aragona, has approved the Private Placement Transactions. Accordingly, it is the Corporation's view that the Proposed Transaction is both substantively fair as the best transaction and has been negotiated through an arm's length procedure.

VOTE REQUIRED

                  Management of the Corporation will ask the Shareholders to approve the following resolution at the Meeting:

                  "BE IT RESOLVED as a resolution of the shareholders of the Corporation that the Corporation is authorized to issue and sell certain secured convertible promissory notes in an aggregate principal amount of $8,000,000, reserve for issuance up to 3,973,605 common shares issuable upon the conversion of such notes and the interest payable thereon, and to issue those shares, in an amount which may be greater than 19.9% of our outstanding common shares as of the date of such issuance and which may be deemed to result in a change of control under applicable Nasdaq rules, and ratifying all such action."

                  In the absence of contrary instructions, the persons in the accompanying form of proxy intend to vote any Common Shares represented by such proxy FOR the above resolution. Abstentions will be counted toward the tabulation of the votes cast. The resolution requires the approval of a majority of Shareholder votes that are voted at the Meeting, excluding any Common Shares of the Lenders that are obtained by them as a result of the conversion of Notes.

                              SHAREHOLDER PROPOSALS

                  Under applicable Canadian securities regulations, proposals of resolutions by shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received for inclusion in our Management Information Circular and Proxy Statement for such meeting by January 29, 2005. Such proposals submitted pursuant to Rule 14a-8 under the U.S. Securities Exchange Act and intended to be presented at such meeting must be received not later than November 16, 2004, in order to be governed by such Rule. Shareholders submitting such proposals are requested to address them to 724 Solutions Inc., 7th Floor, 4101 Yonge Street, Toronto, M2P 1N6, Attention: Corporate Secretary.


                        AVAILABILITY OF CERTAIN DOCUMENTS

                  Additional information relating to the Corporation is available on SEDAR at www.sedar.com and the Securities Exchange Commission's website at www.sec.gov. Copies of the Corporation's latest available Annual Report on Form 10-K, together with one copy of any document, or the pertinent pages of any document, incorporated by reference in the Annual Report; the Corporation's management information circular and proxy statement filed in connection with its annual meeting on March 22, 2004 (the "Annual Circular"); the Corporation's most recently filed annual consolidated financial statements, together with the accompanying report of the auditor, and any interim consolidated financial statements of the issuer that have been filed for any period after the end of the Corporation's most recently completed financial year; annual and interim management discussion and analysis and this circular are available to anyone, upon request, from the Secretary of the Corporation, and without charge to Shareholders and are also available on SEDAR and the Securities Exchange Commission's website.

                           INCORPORATION BY REFERENCE

                  The following information set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2003 and our Quarterly Report on Form 10-Q, dated May 6, 2004 is hereby incorporated by reference and will be delivered to shareholders along with this proxy statement:

                  o the audited financial statements set forth therein, including the report of KPMG LLP thereon;

                  o the unaudited financial statements for the three months ended March 31, 2004 and March 31, 2003;

                  o the information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and

                  o the information set forth under the caption "Quantitative and Qualitative Disclosures about Market Risk".

                  The following information set forth in our Annual Circular is hereby incorporated by reference:

                  o the information set forth under the caption "Executive Compensation", including the information set forth under all subheadings thereunder;

                  o the information set forth under the caption "Composition of the Governance, Nomination, Human Resources and Compensation Committee";

                  o the information set forth under the caption "Report on Executive Compensation", including the information set forth under all subheadings thereunder;

                  o the information set forth under the caption "Directors and Officers Insurance"; and

                  o the information set forth under the caption "Compensation of Directors".

                         APPROVAL BY BOARD OF DIRECTORS

                  The undersigned, General Counsel and Corporate Secretary, certifies that the Board of Directors of the Corporation has approved the contents and sending of this Management Information Circular and Proxy Statement.

DATED the 31st day of May, 2004
                                        By Order of the Board of Directors

                                        /s/ Eric Lowy

                                        ERIC LOWY
                                        General Counsel and Corporate Secretary

                                                                         ANNEX A

[724 SOLUTIONS LOGO]                                   [COMPUTERSHARE LOGO]

                                           Computershare Trust Company of Canada
                                                9th Floor, 100 University Avenue
                                                        Toronto, Ontario M5J 2Y1
                                                           www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9            SECURITY CLASS                              123

                                 HOLDER ACCOUNT NUMBER

                                 C1234567890                                 XXX

                                 Please print in ink. Print in CAPITAL letters inside the grey areas as shown in this example.
                                      / A / B / C /  / 1 / 2 / 3 /  / X /  / X /


FORM OF PROXY - SPECIAL MEETING TO BE HELD ON JUNE 29, 2004


NOTES TO PROXY
1. EVERY HOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON OF THEIR CHOICE, WHO NEED NOT BE A HOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING. IF YOU WISH TO APPOINT A PERSON OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED HEREIN, PLEASE INSERT THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE SPACE PROVIDED (SEE REVERSE).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE HOLDER, HOWEVER, IF SUCH A DIRECTION IS NOT MADE IN RESPECT OF ANY MATTER, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

Proxies submitted must be received by 9:00 a.m., EST, Friday June 25, 2004.

THANK YOU

MR SAM SAMPLE                          C1234567890
                                                                               +
                                                      XXX 123 [BAR CODE GRAPHIC]


THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT.


APPOINTMENT OF PROXYHOLDER

I/WE BEING HOLDER(S) OF      O  PRINT THE NAME OF THE        ---------------
724 SOLUTIONS INC. HEREBY    R  PERSON YOU ARE APPOINTING
APPOINT:                        IF THIS PERSON IS SOMEONE    ---------------
John J. Sims, or failing        OTHER THAN THE CHAIRMAN
him Glenn Barrett               OF THE MEETING.


as my/our proxyholder with full power of substitution and to vote in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of 724 Solutions Inc. to be held at the Corporation's office at 1221 State Street, Santa Barbara, California 93101, Tuesday June 29, 2004 at 9:00 am (Pacific Standard Time) and at any adjournment thereof.

RESOLUTIONS

1.    to consider and, if deemed advisable, pass, with   FOR   AGAINST   ABSTAIN
      or without variation, a resolution authorizing    /  /   /     /   /     /
      the Corporation to issue and sell certain secured convertible promissory notes in an aggregate principal amount of $8,000,000, reserve for issuance up to 3,973,605 common shares issuable upon the conversion of such notes and the interest payable thereon, and to issue those shares, in an amount which may be greater than 19.9% of our outstanding common shares as of the date of such issuance and which may be deemed to result in a change of control under applicable
      Nasdaq rules, and ratifying all such action.

4. In his or her discretion, with respect to any amendment or variation to the matters specified above, or on any further or other business as may properly come before the Meeting or any continuation of the Meeting after any adjournment.

AUTHORIZED SIGNATURE(S) - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
                                                   ----
INSTRUCTIONS TO BE EXECUTED.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. IF NO VOTING INSTRUCTIONS ARE INDICATED ABOVE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

Signature(s)                    Date - Day Month Year

--------------------------------------------------------------------------------
                                /      /      /      /      /      /      /

--------------------------------------------------------------------------------
       S V N Q        1 F F F                999999999999

--------------------------------------------------------------------------------

                                                                         ANNEX B





                      AUDITORS' REPORT TO THE SHAREHOLDERS

         We have audited the consolidated balance sheets of 724 Solutions Inc. as at December 31, 2003 and 2002 and the consolidated statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with Canadian generally accepted auditing standards and auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

         In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2003 and 2002 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2003 in accordance with Canadian generally accepted accounting principles.

/s/ KPMG LLP

Chartered Accountants
Toronto, Canada
January 22, 2004